UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Growth Stock Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The Dow Jones Industrial Average and the S&P 500 flirted with bear market territory (commonly defined as a drop of 20% or more from their highs) at the end of June, then promptly entered that terrain in early July. Energy stocks surged with the price of oil spurting above $140 per barrel. The only two sectors providing positive returns during the first half were energy and materials, as both benefited from strong demand for raw materials, rising commodity prices, and a weak dollar. We increased our exposure to those sectors early in 2008 (energy from 7.2% to 12.3% and materials from 3.2% to 6.2% of the fund) due to our view that the Federal Reserve’s aggressive interest rate cuts would result in increased inflation and a falling dollar, benefiting these sectors.

HIGHLIGHTS

• Stocks were weak during the first six months of 2008, and key indexes of equity market performance slid into bear market territory after the end of the period.

• The fund posted a loss for the reporting period, beating the broad market and posting mixed results against its benchmarks.

• Good stock selection in several areas benefited the fund’s relative results, while financials and consumer discretionary stocks weighed on performance because of turmoil in the housing market and flagging consumer demand.

• We remain concerned about the risks posed by rising inflation and poor consumer demand, but we believe the stocks in our portfolio can benefit from supportive valuations, strong free cash flow, and the ability to grow earnings despite the current economic headwinds.

The Growth Stock Fund posted a loss of 9.98% during the first six months of the year, but its return was somewhat better than the 11.91% decline suffered by the S&P 500 Index and the 10.30% drop for the Lipper Large-Cap Growth Funds Index. The Russell 1000 Growth Index generated a loss of 9.06%, marginally better than that of your fund. (Results for Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.) All in all, it was a poor first half for U.S. equities, with relatively few places to hide.

Financials, consumer discretionary, and health care were the worst-performing sectors. Poor performance from financials and consumer discretionary stocks was understandable because of the problems in the housing market and increased energy and foods costs. As disclosed in our last report, we had decreased exposure to these sectors in the second half of 2007 (financials from 17.1% to 11.5% and consumer discretionary from 11.2% to 9.8% of the fund). However, we had increased our exposure to the health care sector (from 13.3% to 15.7% of the fund) and continued to do so in the first half of this year (from 15.7% to 17.9% of the fund), believing that investors will eventually reward those companies for their ability to grow in a difficult economic environment.

MARKET ENVIRONMENT

Two gauges of consumer confidence released during the final weeks of June indicated that Americans are more pessimistic than they have been in nearly three decades. Their downbeat demeanor can be attributed to two key areas: housing and energy. Home prices in some major cities have retreated to 2004 levels, and oil prices rocketed above $140 per barrel at the end of the month.

The glum economic news drove investors away from equities and back to the security of government bonds, pushing Treasury yields lower across the maturity spectrum. The Fed’s rate-setting committee met in June and decided not to lower the federal funds rate for the first time since last September. While the decision was widely expected, investors looked closely at the Board’s post-meeting statement for clues about when the central bank would begin to raise rates. The statement gave no clear indication, but policymakers noted that “the upside risks to inflation and inflation expectations have increased.”

Small-cap stocks held up better than their large-cap peers over the first half of the year, but mid-cap shares decisively outperformed both segments. As measured by various Russell indexes, growth stocks did better than value across all market capitalizations—although there was little to cheer about, as they all ended the period in negative territory.

PORTFOLIO REVIEW

Good stock selection in information technology (IT) versus the Russell 1000 Growth Index was the largest contributor to relative performance in the first half of 2008. Within the IT sector, Visa, the world’s largest retail electronic payments network, reported strong revenue growth despite a sluggish environment for consumer spending; the company’s strong global growth helped offset slower spending growth in the U.S. Accenture was another major performer during the period. The stock rebounded when the company announced an increase in profits, driven by higher revenues from outsourcing and consulting services. The company reported higher sales across all business segments and raised its earnings guidance for the next period. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Stock selection in semiconductor and semiconductor equipment also helped performance on both a relative and absolute basis. Marvell Technology Group, a global semiconductor provider, reported good earnings growth thanks to strong sales of the firm’s WiFi and 3G chips. Additionally, the company’s profit margins have been increasing because of operating improvements. Information technology remains the fund’s largest sector with 25.4% of assets, including sizable positions in IT services and Internet software and services stocks. We believe that companies such as Google, Apple, Microsoft, Nintendo, Accenture, Visa, and Mastercard are poised for continued earnings growth, despite a more challenging economy.

The relatively strong materials sector also enhanced fund results, thanks to beneficial stock selection and an overweight position in the group. Many companies in this area, including some of our chemicals industry holdings, benefited from rising commodity prices. PotashCorp, the world’s largest fertilizer producer, enjoyed strong profits from growing demand, largely from farmers who require fertilizer to maximize the yields on their crops and capitalize on record crop prices. Also within the materials sector, metals and mining company BHP Billiton helped fund results. The company has been thriving due to an increase in global demand, fueled to a great extent by growth in India and China, which drove up commodities prices. We are slightly overweight in materials compared with the benchmark, since we believe market fundamentals and growth opportunities favor this industry more than others.

The fund had its share of detractors from its relative performance versus the Russell index. Within the health care sector, our investments in the managed care industry performed particularly poorly. WellPoint, Aetna, Cigna, and Humana all fell as industry pricing worsened, causing profits to miss expectations for a number of companies within the group. We added slightly in this area as we believe we have reached the point of maximum pain in terms of both the earnings results and the uncertainty ahead of the elections in the fall.

The consumer discretionary sector was another problem group in the first half. It was one of the worst-performing sectors, with many companies hampered by weak consumer demand. Our holdings in hotels, restaurants, and leisure detracted from the fund’s relative performance. A curtailment in travel plans hurt companies such as Las Vegas Sands, which reported lower-than-expected earnings. In addition, International Game Technology suffered from declining demand for its products. Online travel site Expedia, global positioning company TomTom, and consumer electronics firm Harman International performed poorly because of the slowdown in travel.

OUTLOOK

There is currently plenty of focus in the press and among investors on negative issues such as the housing market, credit crisis, rising inflation, etc. While we remain somewhat cautious in the near term due to these challenges, it is important to recognize that we are long-term investors and have selected companies for the portfolio that we expect to perform well over time. The market is now in bear market territory, and investor sentiment has turned decidedly negative. With the passage of time, we expect many of these issues to recede. Therefore, we encourage investors to stay the course because a majority of the damage is likely behind us.

Large-cap growth stocks should continue to benefit from favorable earnings enhanced by the weaker dollar and exposure to overseas markets, as well as from financial strength derived from supportive valuations, strong free cash flow, and the ability to grow earnings despite the current economic headwinds.

The fund’s investment philosophy remains unchanged. We continue to rely on the strength of our independent research by conducting rigorous analysis of individual companies. Our mission is to select stocks for the portfolio that reflect above-average earnings and free cash flow, while maintaining an awareness of stock price valuations. We are long-term investors who take pride in our role as caretakers of your financial goals.

Respectfully submitted,

P. Robert Bartolo
Chairman of the fund’s Investment Advisory Committee

July 15, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 33.66	$ 31.63	$ 28.40	$ 26.67	$ 24.33	$ 18.58
Investment activities						
Net investment income	0.08	0.22	0.16	0.11	0.15	0.06
Net realized and unrealized gain (loss)	(3.44)	3.03	3.83	1.64	2.34	5.74
Total from investment activities	(3.36)	3.25	3.99	1.75	2.49	5.80
Distributions						
Net investment income	–	(0.21)	(0.19)	(0.02)	(0.15)	(0.05)
Net realized gain	–	(1.01)	(0.57)	–	–	–
Total distributions	–	(1.22)	(0.76)	(0.02)	(0.15)	(0.05)
NET ASSET VALUE						
End of period	**$ 30.30**	**$ 33.66**	**$ 31.63**	**$ 28.40**	**$ 26.67**	**$ 24.33**

Ratios/Supplemental Data

Total return^	(9.98)%	10.37%	14.05%	6.56%	10.24%	31.23%
Ratio of total expenses to average net assets	0.69%+	0.67%	0.70%	0.72%	0.74%	0.76%
Ratio of net investment income to average net assets	0.54%+	0.64%	0.53%	0.42%	0.72%#	0.29%
Portfolio turnover rate	47.3%+	51.2%	37.8%	36.2%	30.7%	35.0%
Net assets, end of period (in millions)	$ 20,003	$ 21,493	$ 16,078	$ 11,155	$ 8,238	$ 5,651

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

\# Includes the effect of a one-time special dividend (0.42% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 33.40	$ 31.39	$ 28.20	$ 26.52	$ 24.23	$ 18.54
Investment activities						
Net investment income	0.05	0.14	0.09	0.06	0.14	0.05
Net realized and unrealized gain (loss)	(3.42)	3.01	3.80	1.62	2.29	5.69
Total from investment activities	(3.37)	3.15	3.89	1.68	2.43	5.74
Distributions						
Net investment income	–	(0.13)	(0.13)	–	(0.14)	(0.05)
Net realized gain	–	(1.01)	(0.57)	–	–	–
Total distributions	–	(1.14)	(0.70)	–	(0.14)	(0.05)
NET ASSET VALUE						
End of period	**$ 30.03**	**$ 33.40**	**$ 31.39**	**$ 28.20**	**$ 26.52**	**$ 24.23**

Ratios/Supplemental Data

Total return^	(10.09)%	10.12%	13.79%	6.33%	10.04%	30.97%
Ratio of total expenses to average net assets	0.90%+	0.90%	0.92%	0.94%	0.93%	0.92%
Ratio of net investment income to average net assets	0.33%+	0.41%	0.30%	0.21%	0.72%#	0.15%
Portfolio turnover rate	47.3%+	51.2%	37.8%	36.2%	30.7%	35.0%
Net assets, end of period (in millions)	$ 3,184	$ 3,664	$ 2,360	$ 1,232	$ 451	$ 91

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

\# Includes the effect of a one-time special dividend (0.59% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 33.21	$ 31.21	$ 28.04	$ 26.44	$ 24.19	$ 18.56
Investment activities						
Net investment income (loss)	0.01	0.06	0.02	(0.01)	0.11	0.05
Net realized and unrealized gain (loss)	(3.39)	2.99	3.76	1.61	2.24	5.62
Total from investment activities	(3.38)	3.05	3.78	1.60	2.35	5.67
Distributions						
Net investment income	–	(0.04)	(0.04)	–	(0.10)	(0.04)
Net realized gain	–	(1.01)	(0.57)	–	–	–
Total distributions	–	(1.05)	(0.61)	–	(0.10)	(0.04)
NET ASSET VALUE						
End of period	**$ 29.83**	**$ 33.21**	**$ 31.21**	**$ 28.04**	**$ 26.44**	**$ 24.19**

Ratios/Supplemental Data

Total return^	(10.18)%	9.85%	13.48%	6.05%	9.72%	30.56%
Ratio of total expenses to average net assets	1.14%+	1.15%	1.17%	1.19%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets	0.07%+	0.17%	0.06%	(0.04)%	0.46%#	(0.14)%
Portfolio turnover rate	47.3%+	51.2%	37.8%	36.2%	30.7%	35.0%
Net assets, end of period (in thousands)	$ 793,342	$ 912,697	$ 631,627	$ 387,550	$ 98,348	$ 12,778

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

Includes the effect of a one-time special dividend (0.60% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.8%		
CONSUMER DISCRETIONARY 8.0%		
Hotels, Restaurants & Leisure 2.7%		
International Game Technology	5,674,600	141,752
Las Vegas Sands (1)	3,521,700	167,069
MGM Mirage (1)	737,985	25,010
Yum! Brands	9,210,000	323,179
		657,010
Internet & Catalog Retail 1.7%		
Amazon.com (1)	3,354,900	246,015
B2W Companhia Global do Varejo (BRL)	1,570,000	57,478
Expedia (1)	5,684,600	104,483
		407,976
Media 3.3%		
McGraw-Hill	12,598,000	505,432
Naspers, N Shares (ZAR)	6,781,000	147,945
Shaw Communications, Class B (2)	6,791,300	138,271
		791,648
Multiline Retail 0.3%		
Lojas Renner (BRL)	3,410,000	67,813
		67,813
Total Consumer Discretionary		1,924,447
CONSUMER STAPLES 6.9%		
Beverages 0.9%		
PepsiCo	3,242,200	206,172
		206,172
Food & Staples Retailing 3.6%		
Costco Wholesale	3,381,300	237,164
CVS Caremark	13,112,400	518,858

FINANCIALS 7.0%		
Capital Markets 3.6%		
BlackRock	525,300	92,978
Franklin Resources	2,128,900	195,114
Goldman Sachs	996,100	174,218
Northern Trust	1,905,656	130,671
State Street	4,435,000	283,795
		876,776
Diversified Financial Services 2.1%		
BOVESPA Holding (BRL)	15,115,000	187,629
CME Group	297,300	113,922
Dubai Financial Market (AED)	62,950,000	86,998
Moody's	3,314,000	114,134
		502,683
Insurance 0.7%		
Assurant	2,434,200	160,560
		160,560
Real Estate Management & Development 0.3%		
DLF Limited (INR)	8,391,200	77,244
		77,244
Thrifts & Mortgage Finance 0.3%		
Housing Development Finance (INR)	1,381,322	62,111
		62,111
Total Financials		1,679,374
HEALTH CARE 17.2%		
Biotechnology 3.5%		
Celgene (1)	1,439,500	91,941
Genentech (1)	3,824,000	290,242

INDUSTRIALS & BUSINESS SERVICES 7.3%		
Aerospace & Defense 0.8%		
General Dynamics	2,232,200	187,951
		187,951
Air Freight & Logistics 0.5%		
Expeditors International of Washington	2,715,900	116,784
		116,784
Construction & Engineering 0.9%		
Foster Wheeler (1)	3,013,200	220,416
		220,416
Industrial Conglomerates 1.2%		
GE	4,150,000	110,763
McDermott International (1)	2,701,000	167,165
		277,928
Machinery 3.9%		
Danaher	8,788,700	679,367
Deere	2,149,600	155,051
Joy Global	1,423,400	107,936
		942,354
Total Industrials & Business Services		1,745,433
INFORMATION TECHNOLOGY 25.1%		
Communications Equipment 3.1%		
Cisco Systems (1)	11,780,300	274,010
Corning	4,890,800	112,733
Juniper Networks (1)	5,679,700	125,976
QUALCOMM	5,291,700	234,792
		747,511

Computers & Peripherals 3.9%		
Apple (1)	4,227,400	707,836
Dell (1)	5,600,300	122,534
EMC (1)	6,254,400	91,877
		922,247
Electronic Equipment & Instruments 1.0%		
Dolby Laboratories, Class A (1)	2,896,900	116,745
Hon Hai Precision (TWD)	22,366,000	109,996
		226,741
Internet Software & Services 5.0%		
Google, Class A (1)	1,526,900	803,791
Tencent Holdings (HKD)	21,876,400	167,961
VeriSign (1)	6,284,200	237,543
		1,209,295
IT Services 4.8%		
Accenture, Class A	7,542,300	307,122
Automatic Data Processing	6,204,900	259,985
Mastercard, Class A	991,200	263,183
Redecard (BRL)	5,470,900	105,760
Visa, Class A (1)	2,538,600	206,414
		1,142,464
Semiconductor & Semiconductor Equipment 1.6%		
Intel	5,152,000	110,665
Marvell Technology Group (1)	15,922,100	281,184
		391,849
Software 5.7%		
Autodesk (1)	5,165,554	174,647
Electronic Arts (1)	3,295,700	146,428
McAfee (1)	2,872,700	97,758
Microsoft	18,420,200	506,740

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund—Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $254,000 for the six months ended June 30, 2008.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2008, the fund realized $81,901,000 of net gain on $202,930,000 of in-kind redemptions.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2008, the value of loaned securities was $12,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,997,388,000 and $5,732,856,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2007, the fund had $14,579,000 of unused capital loss carryforwards, all of which expire in fiscal 2011. Additionally, all of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use related to being acquired through tax-free reorganizations.

At June 30, 2008, the cost of investments for federal income tax purposes was $21,258,953,000. Net unrealized gain aggregated $2,738,537,000 at period-end, of which $4,000,358,000 related to appreciated investments and $1,261,821,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2008, the fund had no deferred tax liability attributable to foreign securities and $30,072,000 of foreign capital loss carryforwards, including $3,083,000 that expire in 2013, and $26,989,000 that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $83,000 for Price Associates, $1,723,000 for T. Rowe Price Services, Inc., and $2,735,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2008, the fund was allocated $508,000 of Spectrum Funds’ expenses and $6,143,000 of Retirement Funds’ expenses. Of these amounts, $5,042,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 27% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,186,396 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for all three classes and expense ratio for the Investor Class and Advisor Class were generally below the median for comparable funds. The information also indicated that the fund’s expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008